EXHIBIT 10.14(b)
                                LOAN AGREEMENT


      LOAN AGREEMENT dated as of March 17, 1998 by and between Think New Ideas. Inc., with an address at 45 West 36th Street, New York, NY 10018 (the "Borrower") and Omnicom Finance Inc., a Delaware corporation (the "Creditor") with offices at 437 Madison Avenue. New York, NY 10022.

      WHEREAS, the Borrower has requested the Creditor to make a loan to Borrower in the amount of Five Hundred Thousand ($500,000) Dollars and the Creditor is willing to lend the Borrower such amount upon the terms and conditions hereinafter set forth.

      NOW,   THEREFORE,   in   consideration   of   the   mutual  covenants  and
undertakings herein contained, the Borrower and the Creditor hereby agree as follows:

1.0 DEFINITIONS. For the purposes of this Loan Agreement, unless the context indicates otherwise:

1.1 "CLOSING DATE." - shall mean March 17, 1998.

1.2 "EVENTS OF DEFAULT." - shall mean any of the Events of Default set forth under Section 5.1 hereof.

1.3 "LOAN AGREEMENT." - shall mean this Loan Agreement between the Borrower and the Creditor, as amended or supplemented from time to time.


1 .4 "LOAN INSTRUMENTS." - shall mean this Loan Agreement, the Note and any other instruments and documents executed between the Creditor and the Borrower in connection herewith.

1.5 "LOAN." - shall mean the loan made by the Creditor to the Borrower pursuant to the Note and Section 2.0 hereof.

1.6 "NOTE." - shall mean the promissory note executed by the Borrower in substantially the form of Exhibit A attached hereto.


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2.0    THE LOAN.

2.1 LOAN. Subject to the terms and conditions and relying upon the representations and warranties herein set forth being true and correct when made, the Creditor agrees to make a Loan to the Borrower in the amount of $500,000. The Loan shall be evidenced by the Note dated the Closing Date.

2.2 USE OF PROCEEDS. The Borrower may only use the proceeds of the Loan for business purposes.

2.3 INTEREST. The Loan shall bear interest at a rate equal to eight (8%) percent per-annum. Interest on the Loan shall be calculated based on the daily outstanding balance thereof during the interest period and on the basis of a 360 day year.


2.4 PAYMENTS. The Borrower promises to pay interest and the entire principal amount of this Note upon thirty (30) days notice from Creditor or December 31, 1998, whichever is earlier.

3 .0 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Creditor that the following are true and correct:


3.1 ORGANIZATION, CORPORATE POWER, ETC. The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation.

3.2. VALIDITY OF THE LOAN INSTRUMENTS. The execution, delivery and performance by the Borrower of the Loan Instruments and the borrowing evidenced by the Note
(i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all requisite corporate action on the part of the Borrower and
(iii) will not violate any provisions of applicable law now in effect, any order of any court or other agency of government, the Articles of Organization or By-Laws of the Borrower, or any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property is bound, or be in conflict with or result in a breach of, or constitute (with or without the giving of notice or lapse of time, or both) a default under any such indenture, agreement or other instrument. The Loan Instruments, when executed by the



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Borrower,   will  each  constitute  legal,  valid  and  binding  obligations  in accordance with their respective terms.

4.0 CONDITIONS OF LENDING. The Creditor shall not be obligated to make the Loan to the Borrower hereunder unless the following conditions have been satisfied:

4.1 AGREEMENTS, ETC. On the Closing date, the Borrower shall have delivered to the Creditor the following, duly authorized, executed, and in form and substance acceptable to the Creditor:

                  (a)   This Loan Agreement executed by the Borrower; and

                  (b)   The Note executed by the Borrower.

4.2 REPRESENTATIONS AND WARRANTIES. On the Closing Date, the representations and warranties of the Borrower in this Loan Agreement shall be true and correct.

4.3 NO DEFAULT. On the Closing Date, no Event of Default, or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing.

5.0 DEFAULT.

5.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder:

            5.1.1 DEFAULT IN PAYMENT. The Borrower shall fail to pay all or any portion of the principal or interest on the Note when due and payable.

            5.1.2 BANKRUPTCY, ETC. The Borrower shall (i) apply for or consent to the appointment of a receiver, (ii) admit in writing its inability to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) have filed against it an involuntary petition in bankruptcy or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization, or an arrangement with creditors.

            5.1.3  RECEIVER, ETC.   An order, judgment or decree


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shall be entered  against the Borrower by any court of  competent  jurisdiction, approving a petition seeking reorganization of the Borrower or of all or a substantial part of the properties or assets of the Borrower, or appointing a receiver, trustee or liquidator for the Borrower.

5.2 REMEDIES. If an Event of Default shall occur and be continuing, the Creditor may, at its option:

            5.2.1 ACCELERATION. Declare the principal amount of the Loan and all interest accrued thereon, and all other amounts due in connection with the Loan to be immediately due and payable with no further notice or demand (each of which hereby is expressly waived by the Borrower), whereupon the same shall become immediately due and payable.

            5.2.2 OTHER. Exercise any other remedy existing in equity, or at law, by virtue of statute or otherwise.

6.0 MISCELLANEOUS.

6.1 NOTICES. All notices required to be given hereunder shall be deemed to be received if directed to the address(es) recited on page 1 of this Agreement via facsimile, personal delivery, Certified or Registered Mail or by an overnight delivery carrier such as Federal Express, or in such other manner as to either of the parties hereof, as such party shall designate in a written notice to the other party hereto.

6.2 SURVIVAL OF LOAN AGREEMENT. All agreements, representations and warranties made herein shall survive the making by the Creditor of the Loan herein and the execution and delivery to the Creditor of the Note evidencing such Loan until the Note and all other amounts due from the Borrower to the Creditor hereunder are paid in full. This Loan Agreement shall be binding upon the Borrower and its successors, and shall inure to the benefit of the successor and assigns of the Creditor, except that the Borrower may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Creditor.

6.3 SEVERABILITY. In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by



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reason of the interpretation  placed thereupon by any court, this Loan Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which are otherwise lawful shall remain in full force and effect.

6.4 WAIVER. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or practical exercise of any right, power or privilege hereunder preclude other or further exercise thereof, or the exercise of any other right, power or privilege.

6.5  INDEMNIFICATION.  The  Borrower  agrees to  indemnify,  defend and hold the
Creditor harmless from and against any and all loss, liability, damage, judgment, claim, deficiency or expense (including interest, penalties, attorneys' fees and amounts paid in settlement) to which the Creditor may become subject insofar as such loss, liability, claim, judgment, deficiency or expense arises out of or is based upon a suit or proceeding brought or threatened in connection with this Agreement or the other Loan Instruments.

6.6 EXPENSES. The Borrower agrees to pay or reimburse the Creditor for any costs and expenses (including reasonable attorney fees) incurred in connection with the enforcement or preservation of any rights under the Loan Instruments.

6.7 MODIFICATION OF LOAN INSTRUMENTS. No modification or waiver of any provision of any of the Loan Instruments, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

6.8 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

6.9 APPLICABLE LAW. The Loan Instruments shall be construed in accordance with and governed by the laws of the State


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of New York without  giving  effect to the choice or conflict of law  principles thereof.

6.10 COUNTERPARTS. This Agreement may he executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the Same instrument.


6.11 ASSIGNMENT. This Loan Agreement and the Note may be assigned by the Creditor without the prior written consent of Borrower.

6.12 BUSINESS DISCLOSURES. Borrower shall deliver to the Creditor throughout the Term of this Loan Agreement monthly financial statements in the format as required by other Companies in Omnicom Group Inc.'s Communicade Group.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the Borrower and the Creditor, by their duly authorized officers on the date first set forth above.


Think New Ideas, Inc.                     Omnicom Finance Inc.

By:   /s/ Melvin Epstein                  By:  /s/ Maeve C. Robinson
      -------------------                      -----------------------
Title:      C.F.O.                        Title:      ASSISTANT TREASURER